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                                                                   EXHIBIT 10.60


                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

         This FIRST AMENDMENT TO OFFICE LEASE AGREEMENT ("Amendment") is made and entered into effective as of the 25th day of March, 1999 ("Effective Date") by and between CHAMPION ADDISON ONE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and CAPROCK COMMUNICATIONS CORP., a Texas corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant have entered into that certain Office Lease Agreement (the "Lease") dated effective as of November 24, 1998, whereby Landlord agreed to lease to Tenant, and Tenant agreed to lease from Landlord, those certain premises located in the office building commonly known as Addison Circle One located in Dallas County, Texas (the "Premises"), which Premises are more particularly described in the Lease; and

         WHEREAS, Landlord and Tenant desire to expand the Premises, extend the Lease Term and otherwise amend the terms of the Lease upon the terms and conditions set forth hereinbelow.

         NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and agreements set forth hereinbelow, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, the undersigned Landlord and Tenant do hereby covenant and agree as follows:

         1. Expansion of Premises. Landlord and Tenant hereby agree to expand the Premises to include 30,786 square feet of Rentable Area, constituting the entire eighth (8th) floor of the Building (the "Eighth Floor Space"), which Eighth Floor Space is depicted and shown on Exhibit "A" attached hereto and made a part hereof for all purposes.

         2. Grant. Upon the terms and conditions of the Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Eighth Floor Space and the nonexclusive right to use the Common Areas, subject to all of the terms and conditions of the Lease (including the Rules and Regulations). As a result of the expansion of the Premises, the last six (6) sentences of Section 2 of the Lease are hereby deleted in their entirety and replaced with the following:

         Notwithstanding the foregoing, Landlord and Tenant agree that Tenant will occupy the Premises in four (4) stages and, therefore, (i) during the Initial Stage, the Premises shall be deemed to consist only of (and Tenant shall only be entitled to occupy) the Initial Premises, (ii) during the Second Stage, the Premises shall be deemed to consist only of (and Tenant shall only be entitled to occupy) the Initial Premises and the Second Phase, (iii) during the Third Stage, the Premises shall be deemed to consist only of (and Tenant shall only be entitled to occupy) the Initial Premises, the Second Phase and the Third Phase, and
         (iv) during the Final Stage, the Premises shall be deemed to consist of (and Tenant shall be entitled to occupy) the Entire Premises upon the terms and conditions set forth in this Lease. Landlord shall deliver the Second Phase of the Premises to Tenant upon the earlier to occur of
         (i) the commencement of the Second Stage of Occupancy; and (ii) the date Tenant actually occupies the Second Phase (with Landlord agreeing to make the Second Phase available for early occupancy). Landlord shall deliver the Third Phase of the Premises to Tenant upon the earlier to occur of (i) the commencement of the Third Stage of occupancy; and (ii) the date Tenant actually occupies the Third Phase (with Landlord agreeing to make the Third Phase available for early occupancy). Landlord shall deliver the Final Phase of the Premises to Tenant upon the earlier to occur of (i) the commencement of the Final Stage of occupancy; and (ii) the date Tenant actually occupies the Final Phase (with Landlord agreeing to make the Final Phase available for early occupancy). Landlord's delivery obligations with respect to the Second Phase, the Third Phase and the Final Phase have been satisfied. Tenant shall be deemed to have "actually occupied" a particular Stage of the Premises at such time as Tenant takes possession of such Stage of the Premises and commences business operations therefrom.

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 1

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         3. Extension of Lease Term. In connection with the expansion of the
Premises, Landlord and Tenant have agreed to extend the Lease Term. In that regard, the definition of "Lease Term" set forth in Section 1(v) of the Lease is hereby deleted in its entirety and replaced with the following:

            (v) "Lease Term" means the period commencing on the Commencement Date and ending on March 31, 2007.

         4. Definitions. As a result of the expansion of the Premises and the extension of the .Lease Term, Landlord and Tenant hereby agree that the definitions of the following terms which are currently set forth in Section I of the Lease are hereby deleted in their entirety and replaced with the following definitions:

            (p) "Final Phase" means that portion of the Premises known as Suite 850, located on the eighth (8th) floor of the Building and outlined on the floor plan(s) attached to this Lease as Exhibit "B", which Final Phase shall consist of 15,393 square feet of Rentable Area.

            (q) "Final Stage" means the period commencing on the date (the "Final Stage Commencement Date") which is the earlier to occur of (i) October 1, 2000 and (ii) the date Tenant actually occupies the Final Phase, and continuing until the end of the Lease Term.

            (s) "Initial Premises" means that portion of the Premises known as Suite 700, located on the seventh (7th) floor of the Building and outlined on the floor plan(s) attached to this Lease as Exhibit "B", which Initial Premises shall consist of 30,786 square feet of Rentable Area.

            (t) "Initial Stage" means the period commencing on the Commencement Date and continuing until the earlier to occur of (i) June 30, 1999 and
         (ii) the date Tenant actually occupies the Second Phase.

            (an) "Second Phase" means that portion of the Premises known as Suite 600, located on the sixth (6th) floor of the Building and outlined on the floor plan(s) attached to this Lease as Exhibit "B", which Second Phase shall consist of 30,786 square feet of Rentable Area.

            (ao) "Second Stage" means the period commencing on the date which is the earlier to occur of (i) July 1, 1999 and (ii) the date Tenant actually occupies the Second Phase, and continuing until the earlier to occur of (x) March 31, 2000 and (y) the date Tenant actually occupies the Third Phase.

            (ar) "Stage" shall mean the Initial Stage, the Second Stage, the Third Stage or the Final Stage, as the case may be.

         5. Additional Definitions. As a result of the expansion of the Premises and the extension of the Lease Term, Section 1 of the Lease is hereby further amended to include the following additional definitions:

            (aaa) "Third Phase" means that portion of the Premises known as Suite 800, located on the eighth (8th) floor of the Building and outlined on the floor plan(s) attached to this Lease as Exhibit "B", which Third Phase shall consist of 15,393 square feet of Rentable Area.

            (aab) "Third Stage" means the period commencing on the date (the "Third Stage Commencement Date") which is the earlier to occur (i) April 1, 2000 and (ii) the date Tenant actually occupies the Third Phase, and continuing until the earlier to occur of (x) September 30, 2000 and (y) the date Tenant actually occupies the Final Phase.

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 2

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            (aac) "Applicable Rental Rate" means (x) with respect to the Initial
         Premises and the Second Phase, the sum of $22.40 per square foot of Rentable Area from the applicable rental commencement date through and including the Rent Step Date and $24.64 per square foot of Rentable
         Area from the Rent Step Date through and including the expiration of the Lease Term; and (y) with respect to the Third Phase and the Final Phase, $23.50 per square foot of Rentable Area from the applicable commencement date through and including the Rent Step Date and $25.85 from and after the Rent Step Date through and including the expiration of the Lease Term.

            (aad) "Rent Step Date" means April 30, 2004.

            (aae) "Phase" means the Initial Premises, the Second Phase, the Third Phase or the Final Phase, as the case may be.

         6. Premises. As a result of the expansion of the Premises, the definition of "Premises" set forth in Section l(ae) of the Lease is hereby deleted in its entirety and replaced with the following:

            (ae) "Premises" means the Initial Premises, the Second Phase, the Third Phase and the Final Phase, which collectively shall constitute the entire sixth (6th), seventh (7th) and eighth (8th) floors of the Building.

         7. Base Rental. As a result of the expansion of the Premises and the extension of the Lease Term, the definition of "Base Rental" set forth in
Section I (d) of the Lease hereby deleted in its entirety and replaced with the following:

            "Base Rental" means:

            (i) with respect to the Initial Premises, (a) commencing on the Commencement Date and continuing until the Rent Step Date, an annual sum of $689,606.40, payable in monthly installments of $57,467.20 (but subject to abatement as provided in Section 5 hereof) and (b) commencing on May 1, 2004 and continuing until the end of the initial Lease Term, an annual sum of $758,567.04, payable in monthly installments of $63,213.92;

            (ii) with respect to the Second Phase, (a) commencing on July 1, 1999 and continuing until the Rent Step Date, an annual sum of $689,606.40, payable in monthly installments of $57,467.20 and (b) commencing on May 1, 2004, and continuing until the end of the initial Lease Term, an annual sum of $758,567.04, payable in monthly installments of $63,213.92;

            (iii) with respect to the Third Phase, (a) commencing on the Third Stage Commencement Date and continuing until the Rent Step Date, an annual sum of $361,735.50, payable in monthly installments of $30,144.63 and (b) commencing on May 1, 2004 and continuing until the end of the initial Lease Term, an annual sum of $397,909.05, payable in monthly installments of $33,159.09; and

            (iv) with respect to the Final Phase, (a) commencing on the Final Stage Commencement Date and continuing until the Rent Step Date, an annual sum of $361,735.50, payable in monthly installments of $30,144.63 and (b) commencing on May 1, 2004 and continuing until the end of the initial Lease Term, an annual sum of $397,909.05, payable in monthly installments of $33,159.09.

         Therefore, Tenant's total Base Rental obligation with respect to the Premises from time to time during the Lease Term shall be as follows:

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 3

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            (i) Commencing on the Commencement Date and continuing until June
         30, 1999, an annual sum of $689,606.40, payable in monthly installments of $57,467.20 (but subject to abatement as provided in Section 5 hereof);

            (ii) Commencing on July 1, 1999 and continuing until the end of the Second Stage, an annual sum of $1,379,212.80, payable in monthly installments of $114,934.40;

            (iii) Commencing on the Third Stage Commencement Date and continuing until the end of the Third Stage, an annual sum of $1,740,948.30, payable in monthly installments of $145,079.03;

            (iv) Commencing on the Final Stage Commencement Date and continuing until the Rent Step Date, an annual sum of $2,102,683.80, payable in monthly installments of $175,223.65; and

            (v) Commencing on the day following the Rent Step Date and continuing until the end of the Lease Term, an annual sum of $2,312,952.18, payable in monthly installments of $192,746.02.

            The Base Rental for any partial months during the Lease Term or any applicable Stage shall be pro-rated and paid at the Applicable Rental Rate during such month of the Lease Term or the applicable Stage. Any such pro-rated Base Rental shall be due upon receipt of an invoice from Landlord.

         8. Floor Plan - Exhibit "B" to the Lease. As a result of the expansion of the Premises, Exhibit "B" to the Lease is hereby modified to include the floor plan attached to this Amendment as Exhibit "A", which floor plan depicts, among other things, the Eighth Floor Space.

         9. Rentable Area of the Premises. As a result of Tenant's expansion of the Premises, the definition of "Rentable Area of the Premises" set forth in
Section 1(al) of the Lease is hereby deleted in its entirety and replaced with the following:

            (al) "Rentable Area of the Premises" means (and is hereby deemed to be) (i) 30,786 square feet of Rentable Area (representing the Initial Premises) during the Initial Stage of occupancy, (ii) 61,572 square feet of Rentable Area (representing the Initial Premises and the Second Phase) during the Second Stage of occupancy, (iii) 76,965 square feet of Rentable Area (representing the Initial Premises, the Second Phase and the Third Phase) during the Third Stage of occupancy, and (iv) 92,358 square feet of Rentable Area (representing the entire Premises) during the Final Stage of occupancy.

         10. Tenant's Share. As a result of the expansion of the Premises, the definition of "Tenant's Share" set forth in Section 1(ay) of the Lease has been adjusted. In that regard, Section 1(ay) of the Lease is hereby deleted in its entirety and replaced with the following:

             (au) "Tenant's Share" means (i) during the Initial Stage of occupancy, 10.49%, (ii) during the Second Stage of occupancy, 20.98%,
         (iii) during the Third Stage of occupancy, 26.23% and (iv) during the Final Stage of occupancy, 31.48%, which in each case is the proportion which the Rentable Area of the Premises bears to the Rentable Area of the Building.

         11. Security Deposit. As a result of the expansion of the Premises, Landlord and Tenant have agreed to increase the amount of the Security Deposit. In that regard, Section 1(ap) of the Lease is hereby deleted in its entirety and replaced with the following:

             (ap) "Security Deposit" means the sum of $350,447.32 which may be in the form of a sight draft irrevocable letter of credit for the benefit of Landlord, issued by an institution reasonably satisfactory to Landlord in form and substance reasonably satisfactory to Landlord.

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 4


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Landlord acknowledges receipt of a letter of credit in the amount of $229,868.80
(the "Original Letter of Credit"), representing the Security Deposit originally required under the Lease. In that regard, on or before the date which is five
(5) days after the Effective Date of this Amendment, Tenant shall provide to Landlord a substitute letter of credit in the amount of $350,447.32 (the "Substitute Letter of Credit"), representing the entire amount of the Security Deposit, whereupon Landlord shall promptly return to Tenant the Original Letter of Credit. The Substitute Letter of Credit shall be on the same terms and conditions and issued by the same institution as the Original Letter of Credit.

         12. Landlord's Delivery of Premises. As a result of the expansion of the Premises, the last sentence of Section 3(c) of the Lease is hereby deleted in its entirety and replaced with the following:

         Landlord shall deliver the Second Phase of the Premises to Tenant not later than sixty (60) days prior to commencement of the Second Stage of occupancy, shall deliver the Third Phase of the Premises to Tenant not later than sixty (60) days prior to the commencement of the Third Stage of occupancy, and shall deliver the Final Phase of the Premises not later than sixty (60) days prior to the commencement of the Final Stage of occupancy.

In addition, the last sentence of Section 3(d) is hereby deleted in its entirety and replaced with the following:

         In such event, all future take-down dates for the Second Phase, the Third Phase and the Final Phase of the Premises shall also be extended on the same day-to-day basis.

         13. Addition of Exhibits. Section 52 of the Lease is hereby amended to add the following reference to the newly created Exhibit "L":

                    Exhibit "L" - Exterior Signage Guidelines

         In addition, the Lease is hereby amended to add Exhibit "L" containing the Exterior Signage Guidelines, which Exhibit "L" is attached to this Lease as Exhibit "B".

         14. Building Signage. In connection with Tenant's expansion of the Premises, Landlord has agreed to grant Tenant exterior signage on the upper fascia located at the top of the Building in accordance with this Section 13. In that regard, Section 55 of the Lease is hereby deleted in its entirety and replaced with the following:

             55. Building Signage. So long as no monetary default exists under this Lease and provided Tenant (but not a sublessee or assignee of Tenant) occupies at least 76,965 square feet of Rentable Area in the Building, Tenant shall have the right, at Tenant's sole cost and expense, to place two signs (the "Upper Fascia Signage") on the upper fascia of the Building (one on the north side of the Building and one on the south side of the Building), which Upper Fascia Signage shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed). The Upper Fascia Signage shall be subject to the Exterior Signage Guidelines attached to this Lease as Exhibit "L" and made a part hereof for all purposes and the location of the Upper Fascia Signage shall be limited to the Sign Field (herein so called) identified in the drawings attached to Exhibit "L" as Attachment 1. Upon the expiration or earlier termination of this Lease, or in the event Tenant otherwise is not entitled to maintain the Upper Fascia Signage in accordance with this Section 55, Tenant shall, at Tenant's sole cost and expense, remove the Upper Fascia Signage and shall repair any damage to the Building caused by such removal. In addition, prior to installing or removing any signage on the exterior of the Building, Tenant shall cooperate with Landlord and Landlord's engineer and/or contractor to ensure that the installation or removal of such signage will not damage the exterior of the Building. Tenant further hereby agrees to indemnify, defend and hold harmless Landlord from damage caused to the Building as a result of Tenant's installation, removal, maintenance, repair or replacement of

    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 5
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         any exterior signage as provided in this Section 55. Notwithstanding anything to the contrary set forth herein, the Upper Fascia Signage shall be limited to the word "CapRock" and otherwise shall be consistent with the Exterior Signage Guidelines.

         15 Parking. As a result of the expansion of the Premises, Tenant shall also be entitled to the use of additional parking spaces in the Parking Garage, subject to the terms and conditions of the Parking Agreement attached to the Lease as Exhibit "E". In that regard, Section 2 of the Parking Agreement is hereby deleted in its entirety and replaced with the following:

             2. Grant and Rental Fee. Provided no Event of Default has occurred and is continuing under the Lease and subject to Landlord's recapture right set forth below, Tenant shall have (i) a non-exclusive right to use 332 unreserved parking spaces located within the Office Portion of the Parking Garage, during the Lease Term at a monthly rate of $30.00 per Space and (ii) an exclusive right to use 37 reserved parking spaces located within the Office Portion of the Parking Garage (of which at least seven [7] shall be on the first ramp up from the first level of the Parking Garage in the locations identified on Annex 1 to this Exhibit "E") during the Lease Term at a monthly rate of $80.00 per Space (all of such unreserved and reserved parking spaces being collectively referred to herein as the "Spaces"), plus any applicable tax thereon, subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord, including the rules and regulations set forth in Section 5 to this Parking Agreement. Tenant shall pay all sums due under the preceding sentence ("Parking Charges") to Landlord in advance in monthly installments on the first day of each calendar month during the Lease Term, and such Parking Charges shall be deemed to be Rent for all purposes under the Lease.

             Of the total 369 Spaces for the Premises, 123 Spaces are allocable to the Initial Premises (the "Initial Premises Spaces"), 123 Spaces are allocable to the Second Phase (the "Second Phase Spaces"), 61 Spaces are allocable to the Third Phase (the "Third Phase Spaces") and 62 Spaces are allocable to the Final Phase (the "Final Phase Spaces"). Tenant may freely utilize as many of the Spaces as are needed at any time prior to Tenant's occupancy of the entire Premises, provided Tenant pays the Parking Charges for all Spaces so used. Notwithstanding the foregoing, upon the commencement of the Initial Stage, Tenant shall pay Parking Charges on the greater of (A) the number of Spaces actually being used by Tenant pursuant to this Section 2 and (B) all of the Initial Premises Spaces (which shall include all 37 reserved Spaces).

             Upon the commencement of the Second Stage, Tenant additionally shall be required to pay Parking Charges to Landlord on 100 of the Second Phase Spaces (the "Required Second Phase Spaces"). Not less than four months after the commencement of the Second Stage, Tenant shall deliver written notice to Landlord informing Landlord of the total number of Second Phase Spaces which Tenant desires to utilize with respect to the remainder of the Lease Term; provided, however, Tenant may not elect to utilize less than the Required Second Phase Spaces. In the event Tenant timely notifies Landlord that Tenant elects to utilize less than all of the allocated Second Phase Spaces for the remainder of the Lease Term, Landlord shall have the right to recapture the remaining Second Phase Spaces and Tenant's rights and obligations with respect to such recaptured Second Phase Spaces shall terminate for the remainder of the Lease Term.

             Upon commencement of the Third Stage, Tenant additionally shall be required to pay Parking Charges to Landlord on 50 of the Third Phase Spaces (the "Required Third Phase Spaces"). Not less than four months after the commencement of the Third Stage, Tenant shall deliver written notice to Landlord informing Landlord of the total number of Third Phase Spaces which Tenant desires to utilize with respect to the remainder of the Lease Term; provided, however, Tenant may not elect to utilize less than the Required Third Phase Spaces. In the event Tenant timely notifies Landlord that Tenant elects to utilize less than all of the allocated Third Phase Spaces for the remainder of the Lease Term, Landlord shall have the right to

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 6

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         recapture the remaining Third Phase Spaces and Tenant's rights and obligations with respect to such recaptured Third Phase Spaces shall terminate for the remainder of the Lease Term.

             Upon the commencement of the Final Stage, Tenant additionally shall be required to pay Parking Charges to Landlord on 50 of the Final Phase Spaces (the "Required Final Phase Spaces"). Not less than four months after the commencement of the Final Stage, Tenant shall deliver written notice to Landlord informing Landlord of the total number of Final Phase Spaces which Tenant desires to utilize with respect to the remainder of the Lease Term; provided, however, Tenant may not elect to utilize less than the Required Final Phase Spaces. In the event Tenant timely notifies Landlord that Tenant elects to utilize less than all of the allocated Final Phase Spaces for the remainder of the Lease Term, Landlord shall have the right to recapture the remaining Final Phase Spaces and Tenant's rights and obligations with respect to such recaptured Final Phase Spaces shall terminate for the remainder of the Lease Term.

             Upon Landlord's recapture of any of the Second Phase Spaces, the Third Phase Spaces or the Final Phase Spaces pursuant to this Section 2, Landlord shall have the right to allocate such recaptured Spaces to other tenants of the Building.

         16. Right of First Refusal. As a result of the expansion of the Premises, Exhibit G to the Lease containing certain rights of refusal of Tenant is hereby deleted in its entirety and shall be of no further force of effect.

         17. Tenant Improvements Agreement. The Tenant Improvements Agreement attached to the Lease as Exhibit "D" specifies the rights and obligations of Landlord and Tenant with respect to the design, construction and payment for completion of the Tenant Improvements. Notwithstanding the foregoing, as a result of the expansion of the Premises, the fifth (5th) and sixth (6th) sentences of Paragraph 4 of the Tenant Improvements Agreement are hereby deleted in their entirety and replaced with the following:

         Notwithstanding anything in the Lease to the contrary, Tenant may take possession of the Second Phase, the Third Phase and the Final Phase at any time after the Delivery Date for the purpose of commencing Tenant's Work; provided, however, that upon taking such possession, each of the terms and conditions of the Lease (save and except payment of Base Rental and Tenant's Share of Basic Operating Costs) shall be in full force and effect with respect to such Phase(s). In addition, upon Tenant's commencement of construction of Tenant's Work with respect to the Second Phase, the Third Phase and the Final Phase, Tenant shall diligently pursue such phases to Substantial Completion.

         18. Tenant Improvement Allowance. Notwithstanding anything to the contrary set forth in this Lease, the Allowance referenced in Paragraph 5(b) of the Tenant Improvements Agreement shall not be applicable to the Eighth Floor Space. Rather, Landlord shall provide Tenant with an allowance (the "Additional Allowance") equal to $21.00 per square foot of Rentable Area in the Eighth Floor Space to be used for the performance of Tenant's Work with respect to the Eighth Floor Space. The payment of the Additional Allowance shall be made in the same manner set forth in Paragraph 5 of the Tenant Improvements Agreement and each of the other provisions of Paragraph 5 of the Tenant Improvements Agreement shall be applicable to the Additional Allowance in the same manner as such provisions are applicable to the Allowance, except that the entire amount of the Additional Allowance must be allocated to the Eighth Floor Space.

         19. Effect of Amendment. Except as specifically amended by the provisions of this Amendment, the terms and provisions stated in the Lease shall continue to govern the rights and obligations of Landlord and Tenant with respect to the matters that are the subject of the Lease; and all provisions and covenants of the Lease shall remain in full force and effect as stated therein, except to the extent as specifically amended by the provisions of this Amendment. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 7

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         20. Capitalized Terms. Except as otherwise defined in this Amendment, all capitalized terms used herein shall have the meaning given to such terms in the Lease.

         21. Counterparts. To facilitate execution of this Amendment, this Amendment may be executed in one or more counterparts as may be convenient or required, and an executed copy of this Amendment delivered by facsimile shall have the effect of an original, executed instrument. All counterparts of this Amendment shall collectively constitute a single instrument, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         22. Further Assurances. Landlord and Tenant each hereby agree that this Amendment accurately sets forth the substantive understanding of the parties with respect to the transactions which are the subject of this Amendment. However, in the event the parties in the course of preparing this Amendment failed to modify a provision of the Lease which should have been modified based on such understanding, the parties hereby agree to execute such further amendments to the Lease as are reasonably necessary to effect such understanding of the parties and to conform the Lease to the terms of this Amendment.

                  [Remainder of Page Intentionally Left Blank]

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 8

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         IN WITNESS WHEREOF, this Amendment has been executed and delivered effective as of the date and year first above written.

                                     LANDLORD:

                                     ADDISON CIRCLE ONE LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By: CP/AOC VENTURE I, LTD.,
                                         a Texas limited partnership
                                         its sole general partner

                                         By: CHAMPION-ACO, LTD.,
                                             a Texas limited partnership its
                                             general partner

                                         By: ADDISON-CHAMPION, INC., a
                                             Texas corporation its general
                                             partner

                                             By: /s/ JEFFREY L. SWOPE
                                                 ------------------------------
                                                 Jeffrey L. Swope, President

                                     TENANT:

                                     CAPROCK COMMUNICATIONS CORP.,
                                     a Texas corporation

                                     By: /s/ Kevin McAleer
                                         --------------------------------------
                                         Kevin McAleer
                                         Chief Financial Officer

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 9
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                                  EXHIBIT "A"

                        Depiction of Eighth Floor Space


                       [DEPICTION OF EIGHTH FLOOR SPACE]




                                EIGHTH FLOOR PLAN
                       30,796 SF TOTAL NET RENTABLE AREA
                          26,362 SF TOTAL USABLE AREA



================================================================================
[LOGO]                    ADDISON CIRCLE OFFICE TOWER                    [LOGO]
                                 ADDISON, TEXAS







EXHIBIT "A" - Depiction of Eighth Floor Space

                                   EXHIBIT "B"

      The following exhibit shall constitute Exhibit "L" to the Lease:

                           Exterior Signage Guidelines

o Exterior building mounted signs shall be restricted to corporate name only.

o Sign locations shall be limited to the upper 60" vertical (top of building) fascia area between the cornice cap detailing and the top of the tenth floor window line.

o Signage shall be restricted to one sign on the northern and southern-most fascias of the building and shall be located as prescribed on attached building elevation exhibits.

o Signage shall be limited to a maximum vertical letter dimension of 48" for the upper-case letters "C", "R" and "K" of "CapRock". The letters "a", "p", "o" and "c" shall be lower-case and in proportion to the upper-case letters.

o Corporate letter style may be utilized on the upper fascia of the building and shall be constructed of metal. Signage shall appear to be opaque black during daylight hours.

o     Sign lighting shall be via internally lit, white luminaries.

o All requirements for electrical service, wiring, power transformation and installation shall be the responsibility of the tenant.

o Upon lease termination or vacation of the building, the tenant shall be responsible for signage removal and restoration of the fascia area.

o All signage must conform to city sign ordinances and plans for such signage approved by Landlord prior to installation.

o The location of the Upper Fascia Signage shall be limited to the Sign Field attached hereto as Attachment 1.

EXHIBIT "B" - Exterior Signage Guidelines

                                  ATTACHMENT 1


      [The Building elevations showing the Sign Field for the Upper Fascia Signage follow this cover page.)




ATTACHMENT 1 TO EXHIBIT "B"

              [PICTURE OF NORTH ELEVATION - SIGN LIMIT DIMENSIONS]




02 NORTH ELEVATION
   ------------------------------
   1/16" = 1'-0"

           [PICTURE OF SOUTH ELEVATION - SIGN LIMIT/MARGIN DIMENSIONS]




01 SOUTH ELEVATION
   ------------------------------
   1/16" = 1'-0"